Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): November 15, 2005




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         6201 Bristol Parkway
                    Culver City, California 90230
                 (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and Financial Statements

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD
On November 15, 2005, the registrant issued a press release announcing the release of third quarter 2005 financial results.

SECTION  8:  Other Events


SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits
c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit 99.1 - A copy of the press release announcing the third quarter 2005 Financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date: November 15, 2005              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)

                                  EXHIBIT 99.1


        MERIDIAN HOLDINGS, INC., REPORTS THIRD QUARTER 2005 FINANCIAL RESULTS.


CULVER CITY, CA. NOVEMBER 15, 2005- Meridian Holdings, Inc. (OTCBB:: MRDH), a health care services and technology company today announced financial and operational results for the period ended September 30, 2005.

The Company disclosed a 2% revenue decrease from $457,663 for the three months ended September 30, 2004 to $444,310 for comparable period in 2005, and 1.6% revenue increase from $1,477,123 for the nine months ended September 30, 2004 to $1,501,079 for comparable period in 2005.

The  Company  recorded  a  net  income  from  operations  for  the  three months ended  September  30, 2005  of  $78,358,  compared  to  a net  loss of  $150,242 during  comparable  period  in  2004.

Details of the above and all the other regulatory and financial filings can be downloaded at SEC website www. sec.gov.
                              -------------

ABOUT  MERIDIAN  HOLDINGS,  INC.
Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation by visiting Meridian's web site at www.meho.com.
                           ------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

FOR  FURTHER  INFORMATION:
Anthony  C.  Dike  (Chairman/CEO)
Meridian  Holdings,  Inc.
www.meho.com
213-627-8878